SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2004

                           NEWMONT MINING CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
                            (Commission File Number)

                                   84-1611629
                     (I.R.S. Employer Identification Number)

                               1700 Lincoln Street
                              Denver, Colorado 8020
              (Address and zip code of principal executive offices)

                                 (303) 863-7414
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01--Regulation FD.

On September 28, 2004, Newmont Mining Corporation, a Delaware corporation, issued a news release disclosing its expected full year increase in its gold reserves in Ghana and revising its future gold sales guidance. A copy of the news release is attached as Exhibit 99.1 to this Current Report.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

Item 9.01--Financial Statements and Exhibits.

99.1 News Release dated September 28, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NEWMONT MINING CORPORATION

                                By: /s/ Thomas P. Mahoney
                                -------------------------
                                Name:  Thomas P. Mahoney
                                Title: Vice President and Treasurer
Dated: September 28, 2004


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                                  EXHIBIT INDEX

Exhibit No.             Description

  99.1                  News Release dated September 28, 2004


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